Exhibit 4.2

                 STRATS(SM) CERTIFICATES SERIES SUPPLEMENT 2006-4

                                     between

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.,
                                   as Trustor

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                     as Trustee and Securities Intermediary

          STRATS(SM) TRUST FOR NEWS CORPORATION SECURITIES, SERIES 2006-4

                               TABLE OF CONTENTS

Section 1.   Certain Defined Terms..............................................
Section 2.   Creation and Declaration of Trust; Sale of Underlying
              Securities; Acceptance by Trustee.................................
Section 3.   Designation........................................................
Section 4.   Date of the Certificates...........................................
Section 5.   Certificate Stated Amount and Denominations........................
Section 6.   Currency of the Certificates.......................................
Section 7.   Form of Securities.................................................
Section 8.   Call Warrants......................................................
Section 9.   Certain Provisions of Base Trust Agreement Not
              Applicable........................................................
Section 10.  Distributions......................................................
Section 11.  Termination of Trust...............................................
Section 12.  Limitation of Powers and Duties....................................
Section 13.  Compensation of Trustee............................................
Section 14.  Modification or Amendment..........................................
Section 15.  Accounting.........................................................
Section 16.  No Investment of Amounts Received on Underlying
              Securities........................................................
Section 17.  No Event of Default................................................
Section 18.  Notices............................................................
Section 19.  Access to Certain Documentation....................................
Section 20.  Advances...........................................................
Section 21.  Ratification of Agreement..........................................
Section 22.  Counterparts.......................................................
Section 23.  Governing Law......................................................
Section 24.  Certificate of Compliance..........................................
Section 25.  Certain Filing to be Made by the Trustee...........................
Section 26.  Establishment of Certificate Account...............................
Section 27.  Statement of Intent................................................
Section 28.  Voting Rights......................................................
Section 29.  Filing of Partnership Returns......................................
Section 30.  "Financial Assets" Election........................................
Section 31.  Trustee's Entitlement Orders.......................................
Section 32.  Conflict with Other Agreements.....................................
Section 33.  Additional Trustee and Securities Intermediary
              Representations...................................................
Section 34.  Additional Trustor Representations.................................
Section 35.  Certification Requirements.........................................
Section 36.  Transfer Restrictions for Class A-2 Certificates...................

Exhibit A - Identification of the Underlying Securities as of Closing Date Exhibit B - Terms of the Certificates as of Closing Date
Exhibit C - Form of Certificates
Exhibit D - Form of Call Warrant
Exhibit E - Form of Class A-2 Transfer Certificate
Exhibit F - Relevant Servicing Criteria for Trustee

           STRATS(SM) SERIES SUPPLEMENT 2006-4, dated as of September 8, 2006 (this "Series Supplement"), between SYNTHETIC FIXED-INCOME SECURITIES, INC., a Delaware corporation, as Trustor (the "Trustor"), and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee") and as securities intermediary (the "Securities Intermediary").

                              PRELIMINARY STATEMENT

        Pursuant to the Base Trust Agreement, dated as of September 8, 2006 (the "Base Trust Agreement" and, as supplemented pursuant to the Series Supplement, the "Agreement"), between the Trustor and the Trustee, such parties may at any time and from time to time enter into a series supplement supplemental to the Base Trust Agreement for the purpose of creating a trust. Section 5.13 of the Base Trust Agreement provides that the Trustor may at any time and from time to time direct the Trustee to authenticate and deliver, on behalf of any such trust, a new Series of trust certificates. Each trust certificate of such new Series of trust certificates will represent a fractional undivided beneficial interest in such trust. Certain terms and conditions applicable to each such Series are to be set forth in the related series supplement to the Base Trust Agreement.

        Pursuant to this Series Supplement, the Trustor and the Trustee shall create and establish a new trust to be known as STRATS(SM) Trust For News Corporation Securities, Series 2006-4, and a new Series of trust certificates to be issued thereby, which certificates shall be known as the STRATSSM Certificates, Series 2006-4, and the Trustor and the Trustee shall herein specify certain terms and conditions in respect thereof.

        The Certificates shall be Fixed Rate Certificates issued in two Classes (the "Class A-1 Certificates" and "Class A-2 Certificates," respectively, each in the form thereof set forth in Exhibit C, and collectively, the "Certificates"). The Trust shall hold the Underlying Securities subject to call options created pursuant to the Warrant Agent Agreement with respect to the Underlying Securities (the "Call Warrants").

        On behalf of and pursuant to the authorizing resolutions of the Board of Directors of the Trustor, an authorized officer of the Trustor has authorized the execution, authentication and delivery of the Certificates, and has authorized the Base Trust Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Base Trust Agreement.

        Section 1. Certain Defined Terms. (a) All terms used in this Series Supplement that are defined in the Base Trust Agreement, either directly or by reference therein, have the meanings assigned to such terms therein, except to the extent such terms are defined or modified in this Series Supplement or the context requires otherwise. The Base Trust Agreement also contains rules as to usage which shall be applicable hereto.

        (b) Pursuant to Article I of the Base Trust Agreement, the meaning of certain defined terms used in the Base Trust Agreement shall, when applied to the trust certificates of a particular Series, be as defined in Article I but with such additional provisions and modifications as are specified in the related series supplement. With respect to the Certificates, the following definitions shall apply:

        "761 Election": shall have the meaning set forth in Section 27 of this Series Supplement.

        "Acceleration": The acceleration of the maturity of the Underlying Securities after the occurrence of any default on the Underlying Securities other than a Payment Default.

        "Additional Amounts": Amounts paid by the Underlying Securities Parent Guarantor or Subsidiary Guarantor as may be necessary in order that the net amounts received in respect of such payments or sale or exchange by the holders of the Underlying Securities or the Underlying Securities Trustee, as the case may be, after withholding or deduction for certain taxes, shall equal the respective amounts which would have been received in respect of such payments or sale or exchange in the absence of such withholding or deduction.

        "Agreement": Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

        "Allocation Ratio": The ratio of the Class A-1 Allocation to the Class A-2 Allocation, pursuant to which a distribution is allocated pari passu or Voting Rights are allocated among the Class A-1 Certificates and the Class A-2 Certificates.

        "Allowable Expense Amount": With respect to extraordinary trust expenses for the Trust, such expenses which in the aggregate exceed $20,000 but are less than the maximum reimbursable amount of $100,000.

        "Base Trust Agreement": Base Trust Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

        "Business Day": Any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

        "Call Warrant": Call Warrant shall have the meaning specified in the Preliminary Statement to this Series Supplement.

        "Certificate Account": With respect to this Series, the Eligible Account, which shall be a securities account established and maintained by the Securities Intermediary in the Trustee's name, to which the Underlying Securities and all payments made on or with respect to the related Underlying Securities shall be credited.

        "Certificateholder" or "Holder": With respect to any Certificate, the Holder thereof.

        "Certificateholders" or "Holders": The Holders of the Certificates.

        "Class A-1 Allocation": On any Scheduled Distribution Date, the sum of the present values of any unpaid interest and principal due or to become due on the Class A-1 Certificates, discounted on a semiannual basis, using a discount rate of 7.00%, assuming a 360-day year of twelve 30-day months, and assuming that interest and principal payments on the Underlying Securities were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to the Maturity Date.

        "Class A-2 Allocation": On any Scheduled Distribution Date, the sum of the present values of any unpaid interest due or to become due on the Class A-2 Certificates, discounted on a semiannual basis, using a discount rate equal to 7.90% per annum, assuming that interest payments on the Underlying Securities were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to the Maturity Date.

        "Class A-1 Certificates": Class A-1 Certificates shall have the meaning specified in the Preliminary Statement to this Series Supplement.

        "Class A-2 Certificates": Class A-2 Certificates shall have the meaning specified in the Preliminary Statement to this Series Supplement.

        "Closing Date": September 8, 2006.

        "Collection Period": The period from (but excluding) the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date), through and including the current Distribution Date.

        "Corporate Trust Office": U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York 10005 or such other corporate trust office as the Trustee shall designate in writing to the Trustor and the Certificateholders.

        "Depositary": The Depositary Trust Company.

        "Depositor": The Trustor acting specifically with respect to the conveyance of the Underlying Securities under this Series Supplement.

        "Distribution Date": Any Scheduled Distribution Date, the Maturity Date or any Underlying Securities Default Distribution Date or, if applicable, any Underlying Securities Redemption Distribution Date.

        "Interest Collections": With respect to any Distribution Date, all payments received by the Trustee, during the Collection Period ending on such Distribution Date, in respect of (i) interest on the Underlying Securities and
(ii) penalties or other amounts required to be paid because of late payments on the Underlying Securities.

        "Interest Payment": Each semiannual installment of interest payable on the Underlying Securities on each June 1 and December 1 or, if any such day is not a Business Day, then the immediately following Business Day, commencing on December 1, 2006 through and including December 1, 2095.

        "Interest Rate": For any Class of Certificates, the per annum rate set forth in Exhibit B hereto.

        "Make Whole Amount": For any Distribution Date, the sum of the present values of any unpaid interest to become due on the Class A-2 Certificates (or on the portion thereof represented by any partial reduction of the Notional Amount), discounted on a semiannual basis, using a discount rate equal to 7.90% per annum, assuming a 360-day year of twelve 30-day months, and assuming that interest payments on the Underlying Securities were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to the Maturity Date.

        "Maturity Date": December 1, 2095.

        "Outstanding Amount": With respect to the Class A-1 Certificates and any date of determination, the Stated Amount of such Class, and with respect to the Class A-2 Certificates and any date of determination, the Notional Amount of such Class.

        "Payment Default": A default by the Underlying Securities Issuer in the payment of any amount due on the Underlying Securities after the same becomes due and payable (and the expiration of any applicable grace period on the Underlying Securities).

        "Place of Distribution": New York, New York.

        "Rating Agency": S&P and any successor to S&P. References to "the Rating Agency" in the Agreement shall be deemed to be S&P.

        "Record Date": With respect to any Distribution Date, the day immediately preceding such Distribution Date.

        "SEC Reporting Failure": Shall have the meaning set forth in Section 10(g).

        "S&P": Standard & Poor's Ratings Services or any successor thereto.

        "Scheduled Distribution Date": The 1st day of each June and December or, if any such day is not a Business Day, then the immediately following Business Day, commencing the Scheduled Distribution Date occurring in December 2006, through and including the Scheduled Distribution Date occurring in December 2095; provided, however, that payment on each Scheduled Distribution Date shall be subject to prior payment of interest or principal, as applicable, on the Underlying Securities.

        "Specified Currency": United States Dollars.

        "Subsidiary Guarantor": Any Underlying Securities Guarantor other than the Underlying Securities Parent Guarantor.

        "Trust": STRATS(SM) Trust For News Corporation Securities, Series
2006-4.

        "Trust Termination Event": (a) the payment in full at maturity or upon early redemption of the Certificates, (b) the distribution of the proceeds received upon a recovery on the Underlying Securities (in the case of Payment Default, after deducting the costs incurred in connection therewith) after a Payment Default or on Acceleration or other default with respect to the Underlying Securities (and the expiration of any applicable grace period on the Underlying Securities), (c) the distribution (or liquidation and distribution) of the Underlying Securities in accordance with Section 10(g) hereof in the event that periodic reports required to be filed by the Underlying Securities Parent Guarantor are no longer being filed, or (d) the sale by the Trust in accordance with the Call Warrants of all the Underlying Securities and the distribution in full of all amounts due to Certificateholders.

        "Underlying Securities": As of the Closing Date, $33,000,000 aggregate principal amount of 7.90% corporate bonds due 2095 issued by the Underlying Securities Issuer, sold to the Trustee by Wachovia Securities and identified on Exhibit A hereto.

        "Underlying Securities Default Distribution Date": The date on which the Trustee makes a distribution of the proceeds received in connection with a recovery on the Underlying Securities (in the case of Payment Default, after deducting any costs incurred in connection therewith) following a Payment Default or an Acceleration or other default with respect to the Underlying Securities.

        "Underlying Securities Issuer": News America Holdings Incorporated (now known as News America Inc.).

        "Underlying Securities Guarantee": The guarantee of the Underlying Issuer's Obligations granted by the Underlying Securities Guarantors.

        "Underlying Securities Guarantors": The Underlying Securities Parent Guarantor and certain of its subsidiaries.

        "Underlying Securities Parent Guarantor": The News Corporation Limited (now known as News Corporation).

        "Underlying Securities Payment Date": The 1st day of each June and December; provided, however, that if any Underlying Securities Payment Date would otherwise fall on a day that is not a Business Day, such Underlying Securities Payment Date will be the following Business Day, commencing on the Underlying Securities Payment Date occurring in December 2006 and ending on the Underlying Securities Payment Date occurring in December 2095.

        "Underlying Securities Redemption Distribution Date": The date on which the Trustee receives the proceeds from a redemption of Underlying Securities in accordance with their terms.

        "Underlying Securities Trustee": The trustee for the Underlying Securities.

        "Voting Rights": The Certificateholders shall have 100% of the total Voting Rights with respect to the Certificates, which Voting Rights shall be allocated between the Class A-1 Certificates and the Class A-2 Certificates based on the Allocation Ratio and shall be allocated among all Holders of Certificates of a Class in proportion to the Outstanding Amounts held by such Holders on any date of determination.

        "Wachovia Securities": Wachovia Capital Markets, LLC.

        "Warrant Agent Agreement": The Warrant Agent Agreement, dated as of the date hereof, between the Trustor and U.S. Bank Trust National Association, as Warrant Agent and as Trustee, as the same may be amended or modified from time to time.

        "Warrant Exercise Date": Warrant Exercise Date shall have the meaning given to such term in the Call Warrant.

        "Warrant Exercise Purchase Price": Warrant Exercise Purchase Price shall have the meaning given to such term in the Call Warrant.

        Section 2. Creation and Declaration of Trust; Sale of Underlying Securities; Acceptance by Trustee.(a) The Trust, of which the Trustee is the trustee, is hereby created under the laws of the State of New York for the benefit of the holders of the Certificates. The Trust shall be irrevocable.

        (b) The Trustor, acting as Depositor, does hereby sell, assign, convey and set-over to the Trustee, on behalf and for the benefit of the Trust, the Underlying Securities at a purchase price of $35,790,882 in cash. The Trustee shall pay the full purchase price for the Underlying Securities by delivering to Wachovia Securities, for the account of the Depositor, and as the assignee of Depositor with respect to such amounts, (i) $35,088,570 on the Closing Date and
(ii) $702,441 on December 1, 2006, which represents the accrued and unpaid interest of the Underlying Securities on the Closing Date. The amounts to be paid to Wachovia Securities set forth in clause (ii) above, shall be paid from the Interest Payment to be received by the Trustee on December 1, 2006. In the event that such Interest Payment is not received by the Trustee on such date or is otherwise insufficient to pay such amount of accrued and unpaid interest to Wachovia Securities, Wachovia Securities, for the account of the Depositor, and as assignee of Depositor with respect to such amounts, shall have a claim for the unpaid portion of such amount and shall share pari passu with Certificateholders to the extent of such claim in the proceeds from the sale or recovery of the Underlying Securities.

        (c) The Trustee hereby (i) acknowledges such sale, deposit and delivery, pursuant to subSection (b) above, and receipt by it of the Underlying Securities, (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Base Trust Agreement but subject to the Trustee's obligation, as and when the same may arise, to make any payment or other distribution of the assets of the Trust as may be required pursuant to this Series Supplement, the Base Trust Agreement, the Certificates and the Call Warrants, and (iii) agrees to perform the duties herein or therein required and any failure to receive reimbursement of expenses and disbursements under Section 13 hereof shall not release the Trustee from its duties herein or therein.

        Section 3. Designation. There is hereby created a Series of trust certificates to be issued pursuant to the Base Trust Agreement and this Series Supplement to be known as the "STRATS(SM) Certificates, Series 2006-4" The Certificates shall be issued in two Classes, the Class A-1 Certificates and the Class A-2 Certificates, having the terms provided for in this Series Supplement. Each Class of Certificates shall be issued in the respective amounts set forth in Section 5 and with the additional terms set forth in Exhibit B to this Series Supplement. The Certificates shall be issued in substantially the form set forth in Exhibit C to this Series Supplement with such necessary or appropriate changes as shall be approved by the Trustor and the Trustee, such approval to be manifested by the execution and authentication thereof by the Trustee. The Certificates shall evidence undivided ownership interests in the assets of the Trust, subject to the liabilities of the Trust and shall be payable solely from payments or property received by the Trustee on or in respect of the Underlying Securities.

        Section 4. Date of the Certificates. The Certificates that are authenticated and delivered by the Trustee to or upon Trustor Order on the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication.

        Section 5. Certificate Stated Amount and Denominations. On the Closing Date, up to 1,320,000 Class A-1 Certificates with an aggregate Stated Amount of $33,000,000 and up to 66 Class A-2 Certificates with an aggregate Notional Amount of $33,000,000 may be authenticated and delivered under the Base Trust Agreement and this Series Supplement. Each of the Stated Amount of the Class A-1 Certificates and the Notional Amount of the Class A-2 Certificates shall equal 100% of the initial principal amount of Underlying Securities sold to the Trustee and deposited in the Trust. Such Stated Amount and such Notional Amount shall be calculated without regard to Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.3, 5.4 or 5.5 of the Base Trust Agreement.

        Section 6. Currency of the Certificates. All distributions on the Certificates will be made in the Specified Currency.

        Section 7. Form of Securities. The Trustee shall execute and deliver the Certificates in the form of one or more global certificates registered in the name of the Depositary or its nominee.

        Section 8. Call Warrants. (a) Concurrently with the execution of this Series Supplement, the Trustee, on behalf of the Trust, shall execute the Warrant Agent Agreement and a single certificate, dated as of the date hereof and substantially in the form of Exhibit D hereto, initially evidencing all of the Call Warrants. The Trustee shall perform the Trust's obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms.

        (b) The Trustee may not enter into any amendment or modification of the Call Warrants except as provided in Section VI.4 of the Call Warrants.

        (c) The Trustee shall notify the Certificateholders and the Rating Agency upon receipt of any notice, pursuant to the provisions of the Call Warrants, of a Warrantholder's intent to exercise its Call Warrants. Such notice from the Trustee shall state (i) the Warrant Exercise Date, (ii) that such exercise of the Call Warrant is conditional upon receipt by the Trustee of the Warrant Exercise Purchase Price with respect to such exercise, and (iii) that there will be selected for redemption (in the case of the Class A-1 Certificates, by lot, or in the event redemption by lot is not practicable, by pro rata reduction and, in the case of the Class A-2 Certificates, in the manner provided in Section 10(i) of this Series Supplement) a Stated Amount of Class A-1 Certificates and a Notional Amount of Class A-2 Certificates equal to 100% of the principal amount of Underlying Securities to be purchased and that such redemption of the Certificates will occur on the Warrant Exercise Date at a price equal (x) with respect to the Class A-1 Certificates, to 100% of the Stated Amount of the Class A-1 Certificates to be redeemed ($25 per each Class A-1 Certificate that is redeemed in full and has not previously received distributions in respect of principal) plus accrued and unpaid interest to the date of redemption and (y) with respect to the Class A-2 Certificates, to accrued and unpaid interest on the Notional Amount of the Class A-2 Certificates to be redeemed to the date of redemption, plus the Make Whole Amount. A holder of a Call Warrant may rescind its notice given pursuant to the terms of the Call Warrant and any rescission of such notice or failure to pay the Warrant Exercise Purchase Price pursuant to a rescinded notice shall not adversely affect the right of a Warrantholder to deliver a notice thereafter. The Trustee shall promptly notify Certificateholders of any rescission of such a notice and that the redemption of Certificates in connection with such exercise is also rescinded. Notwithstanding anything herein or in a Call Warrant exercised under
Section 10(j)(C) of this Series Supplement to the contrary, a holder of such Call Warrant may not rescind its notice given pursuant to the terms of such Call Warrant if the Trustee has previously tendered or delivered, in compliance with the tender offer requirements, any Underlying Securities callable by such Call Warrant specified in such notice or an irrevocable notice related thereto.

        (d) Upon the exercise of any Call Warrant in accordance with the terms of the Call Warrants (other than a Call Warrant that is exercised and settled as set forth in Section 10(j)(C) of this Series Supplement), the Trustee, after receipt of the Warrant Exercise Purchase Price and the Call Warrants being exercised, shall deliver or cause to be delivered upon the written direction of the Warrant Agent, by 1:00 p.m. (New York City time) on the related Warrant Exercise Date, the Underlying Securities as specified in the exercised Call Warrant by instructing the Depositary to credit such Underlying Securities to the account of the exercising Warrantholder or its nominee, provided that the Trustee shall have received notice of the exercise of such Call Warrant from the Warrant Agent in accordance with the terms of the Call Warrants and shall have received from the Warrant Agent an amount, in immediately available funds in a form acceptable to the Trustee, equal to the Warrant Exercise Purchase Price for such Underlying Securities by 1:00 p.m. (New York City time) on the related Warrant Exercise Date.

        (e) Upon receipt of the Warrant Exercise Purchase Price pursuant to this
Section 8 or Section 10(j)(E) of this Series Supplement and the Call Warrants being exercised, the Trustee shall deposit the amount of the Warrant Exercise Purchase Price in the Certificate Account on or before the related Warrant Exercise Date and pay to the Certificateholders the amount described in Section 8(c)(iii) above. The Certificates to be redeemed will be selected, in the case of the Class A-1 Certificates, by the Trustee or DTC by lot, or in the event redemption by lot is not practicable, by pro rata reduction of the aggregate Stated Amount of Class A-1 Certificates to be redeemed, and in the case of the Class A-2 Certificates, in the manner provided in Section 10(i) of this Series Supplement, and all Certificates so selected, in the case of the Class A-1 Certificates, by the Trustee or DTC by lot, or in the event redemption by lot is not practicable, by pro rata reduction of the aggregate Stated Amount of Class A-1 Certificates to be redeemed, and in the case of the Class A-2 Certificates, in the manner provided in Section 10(i) of this Series Supplement, and all Certificates so selected will be paid for on the Warrant Exercise Date (or, solely in the case of a Call Warrant exercised under Section 10(j)(C) of this Series Supplement, as soon as practicable after the related Warrant Exercise
Date).

        (f) On (A) any Distribution Date, commencing with the Distribution Date occurring in December 2006, that has been designated by a holder of both Call Warrants and Class A-1 and Class A-2 Certificates by a notice to the Trustee provided for below, or (B) any date on which the Underlying Securities are to be redeemed, prepaid or liquidated in whole or in part for any reason other than due to the occurrence of an Event of Default, an SEC Reporting Failure, or the Final Scheduled Distribution Date (each an "Optional Exchange Date"), such a holder may exchange its Class A-1 Certificates and Class A-2 Certificates, in equivalent Stated Amounts and Notional Amounts, respectively, and one or more Call Warrants relating to an equivalent principal amount of Underlying Securities, for an in-kind distribution of an equivalent principal amount of Underlying Securities; provided that the following conditions shall apply to any such exchange:

                 (i) A notice specifying the Outstanding Amount of Certificates being surrendered and the Optional Exchange Date shall be delivered to the Trustee no less than 10 days (or such shorter period acceptable to the Trustee) but not more than 30 days before the Optional Exchange Date;

                 (ii) Certificates and Call Warrants, shall be surrendered to the Trustee no later than 10:00 a.m. (New York City time) on the Optional Exchange Date;

                 (iii) Class A-1 Certificates and Class A-2 Certificates in equivalent Outstanding Amounts equal to $500,000 or whole multiples of $1,000 in excess thereof shall be surrendered;

                 (iv) The Trustee shall have received an opinion of counsel stating that the exchange will not cause the Trust to be classified as a corporation or publicly traded partnership taxable as a corporation for federal income tax purposes;

                 (v) The Trustee shall not be obligated to determine whether the exchange complies with the applicable provisions for exemption under Rule 3a-7 of the Investment Company Act of 1940, as amended, or the rules or regulations promulgated thereunder;

                 (vi) The provisions of Section 4.5 of the Base Trust Agreement shall not apply to an exchange pursuant to this Section 8(f); this
        Section 8(f) shall not provide any Person with a lien against, an interest in or a right to specific performance with respect to the Underlying Securities; provided that satisfaction of the conditions set forth in this Section 8(f) shall entitle the exchanging Warrant Holder to a distribution thereof; and

                 (vii) The exchanging Warrant Holder shall have provided a certificate of solvency to the Trustee.

        Section 9. Certain Provisions of Base Trust Agreement Not Applicable. The provisions of Sections 5.11, 5.16, 6.2, Article VII, 8.1, 8.2 and 8.10 of the Base Trust Agreement and any other provision of the Base Trust Agreement which imposes obligations on or creates rights in favor of the Trustee or the Certificateholders as a result of or in connection with an "Event of Default" or "Administrative Agent Termination Event" shall be inapplicable with respect to the Certificates. In addition, there is no "Administrative Agent" specified herein, and all references to "Administrative Agent" in the Base Trust Agreement, therefore shall be inapplicable with respect to the Certificates.

        Section 10. Distributions. (a) On each Scheduled Distribution Date, the Trustee shall distribute to the Certificateholders the Interest Payment, to the extent of Interest Collections, and shall allocate such amount pari passu to the Class A-1 Certificates and the Class A-2 Certificates based on the respective Interest Rates (as set forth in Exhibit B hereto) of each such Class; provided that sum of accrued and unpaid expenses of the Trustee and its respective agents up to the Allowable Expense Amount plus accrued and unpaid fees of the Trustee and unpaid listing fees of the Trust shall be deducted from amount distributable to the Class A-2 Certificates on such Scheduled Distribution Date and to the extent any such fees and expenses remain unpaid after giving effect to such deduction, shall be deducted from amount distributable to the Class A-1 Certificates on such Scheduled Distribution Date. In addition, on any other Distribution Date, the Trustee shall distribute Interest Collections to the Certificateholders and shall allocate such amount pari passu to the Class A-1 Certificates and the Class A-2 Certificates based on the respective Interest Rates of each such Class; provided that sum of accrued and unpaid expenses of the Trustee and its respective agents up to the Allowable Expense Amount plus accrued and unpaid fees of the Trustee and unpaid listing fees of the Trust shall be deducted from amounts distributable to the Class A-2 Certificates on such Distribution Date and to the extent any such fees and expenses remain unpaid after giving effect to such deduction, shall be deducted from amounts distributable to the Class A-1 Certificates on such Distribution Date. On the Maturity Date, and to the extent received on any other Scheduled Distribution Date or Underlying Securities Redemption Distribution Date, the Trustee shall distribute to the Class A-1 Certificateholders, the principal amount of the Underlying Securities to the extent the principal of the Underlying Securities is received by the Trustee on such date or during the related Collection Period plus any accrued interest thereon. In the event any redemption or other premium is paid on the Underlying Securities, such amount shall be distributed to the Class A-2 Certificateholders in an amount up to the then applicable Make Whole Amount. To the extent any such premium is received on the Underlying Securities in an amount that is less than the then applicable Make Whole Amount, Class A-2 Certificateholders shall receive the amount of such premium, but will have no claim for the shortfall between the premium and the then applicable Make Whole Amount. To the extent the redemption occurs at a price equal to 100% of the principal amount of the Underlying Securities to be redeemed plus accrued interest thereon, Class A-2 Certificateholders shall receive no payment in respect of the then applicable Make Whole Amount and shall have no claim for the unpaid Make Whole Amount. No distributions of principal shall be made on the Class A-2 Certificates.

        Notwithstanding the foregoing, if any payment with respect to the Underlying Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, the Trustee shall distribute such amount received on the Business Day following such receipt. All distributions to Certificateholders shall be subject to exercise of Call Warrants and payment of the applicable portion of the related Warrant Exercise Purchase Price in lieu of such distribution in the event the related Distribution Date is also a Warrant Exercise Date.

        (b) In the event of a Payment Default, the Trustee shall proceed against the Underlying Securities Issuer on behalf of the Certificateholders to enforce the Underlying Securities or otherwise to protect the interests of the Certificateholders, subject to the receipt of indemnity in form and substance satisfactory to the Trustee; provided that, holders of the Certificates representing a majority of the Voting Rights on the Certificates will be entitled to direct the Trustee in any such proceeding or direct the Trustee to sell the Underlying Securities, subject to the Trustee's receipt of satisfactory indemnity. If the Trustee is directed to sell the Underlying Securities, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market, which may include but is not limited to any three of the following dealers: (1) Wachovia Securities, (2) Goldman, Sachs & Co., (3) Lehman Brothers Inc., (4) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (5) Citigroup Global Markets Inc., (6) J.P. Morgan Securities Inc. and (7) Deutsche Bank Securities Inc.; provided, however, that no bid from Wachovia Securities or any affiliate thereof shall be accepted unless such bid equals the then fair market value of such Underlying Securities. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers. In the event of an Acceleration and a corresponding payment on the Underlying Securities, the Trustee shall distribute the proceeds to the Certificateholders no later than two (2) Business Days after the receipt of immediately available funds.

        (c) In the event that the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an interest payment date) as a result of a Payment Default on the Underlying Securities (including from the sale thereof), the Trustee will promptly give notice as provided in Section 18(c) to the Depositary, or for any Certificates which are not then held by the Depositary or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice shall state that, not later than 30 days after the receipt of such moneys or other property, the Trustee will allocate and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid, pro rata between each Class of Certificates by Allocation Ratio (after deducting the costs incurred in connection therewith and subject to clause
(b)(ii) of Section 2). Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders. In-kind distribution of Underlying Securities to Certificateholders will be deemed to reduce the Outstanding Amount of Certificates on a proportionate basis. Following such in kind distribution, all Certificates will be cancelled. No amounts will be distributed to the Trustor in respect of the Underlying Securities.

        (d) Distributions to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the Record Date.

        (e) All distributions to Certificateholders of a Class shall be allocated pro rata among the Certificates of such Class based on their respective Outstanding Amount as of the Record Date.

        (f) Notwithstanding any provision of the Agreement to the contrary, to the extent funds are available, the Trustee will initiate payment in immediately available funds by 1:00 P.M. (New York City time) on each Distribution Date of all amounts payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing 15 days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Trustee shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 10(f) unless a new instruction is delivered 15 days prior to a Distribution Date.

        (g) (A) If (1) the Underlying Securities Parent Guarantor either (x) states in writing that it intends permanently to cease filing periodic reports required under the Securities Exchange Act of 1934 or (y) fails to file all required periodic reports for any applicable reporting period, and (2) the Trustor determines after consultation with the Securities and Exchange Commission, that under applicable securities laws, rules or regulations the Trust must be liquidated or the Underlying Securities distributed (the occurrence of (1) and (2) is referred to as an "SEC Reporting Failure"), then the Trustor shall promptly notify the Trustee, the Rating Agency and to the extent permitted by applicable law, the Warrantholders of such SEC Reporting Failure and the Trustee shall liquidate or distribute in kind, as directed by the Trustor, any remaining Underlying Securities and the Trustee will allocate and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid, pro rata between each Class of Certificates by Allocation Ratio, subject to subclause (B) below.

               (B) In addition, the Call Warrants will become immediately exercisable upon the occurrence of an SEC Reporting Failure (whether such SEC Reporting Failure occurs before or after June 1, 2011) and, if the Call Warrants are in the money, as defined in clause (C) below, they will be deemed to be exercised without further action by the Warrantholders and will be cash settled concurrently with the distribution to Certificateholders. The distribution shall be allocated to each Class of Certificates according to the Allocation Ratio and shall be made to the Certificateholders of each Class on a pro rata basis according to the Outstanding Amount for the Certificates held, provided that the Class A-1 Certificateholders shall not receive more than $25 per Certificate plus accrued interest thereon to the date of redemption and the Class A-2 Certificateholders shall not receive more than accrued interest thereon to the date of redemption plus the Make Whole Amount with respect to the Notional Amounts of their Certificates. Any liquidation proceeds or Underlying Securities in excess of the amounts distributed to the Certificateholders pursuant to the preceding sentence shall be distributed to the Warrantholders on a pro rata basis according to the number of Call Warrants held.

               (C) If an SEC Reporting Failure occurs, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market and the Warrantholders, and may solicit additional bids from such other parties as the Trustor deems appropriate. For purposes of this Section 10(g), the Call Warrants will be deemed to be "in the money" if the highest firm bid received with respect to all Underlying Securities held by the Trust exceeds the Warrant Exercise Purchase Price for such Underlying Securities, and cash settlement shall be made in an amount equal to such excess (but only if the Underlying Securities are actually sold at a price equal to the amount of such bid). Any of the following dealers shall be deemed to qualify as leading dealers: (1) Wachovia Securities, (2) Goldman, Sachs & Co., (3) Lehman Brothers Inc., (4) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (5) Citigroup Global Markets Inc., (6) J.P. Morgan Securities Inc. and (7) Deutsche Bank Securities Inc.; provided, however, that the Trustee may also solicit bids from other leading dealers; provided, further, that no bid from Wachovia Securities or any affiliate thereof shall be accepted unless such bid equals the then fair market value of such Underlying Securities. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers.

               (D) Notwithstanding the foregoing, if at any time an SEC Reporting Failure occurs and is continuing, Warrantholders will have the right to exercise the Call Warrants in accordance with Section 8 so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying Securities. Any payments to Certificateholders in connection with such exercise shall be made as set forth in Section 8.

        (h) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Series Supplement. The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Outstanding Amounts.

        (i) On any date on which Underlying Securities are redeemed, prepaid or liquidated for any reason (including as a result of the exercise of Call Warrants), the aggregate outstanding Notional Amount of the Class A-2 Certificates shall be reduced by an amount equal to the principal amount of the Underlying Securities so redeemed, prepaid or liquidated, the reduction to be allocated (i) in the event of an exercise of Call Warrants, first (and to the extent practicable in accordance with the rules of DTC in the event the Class A-2 Certificates are held in book-entry form), to those Class A-2 Certificates held or beneficially owned by the exercising Warrantholder, and second, pro rata among all Class A-2 Certificates and (ii) in all other cases pro rata among all Class A-2 Certificates.

        (j) (A) If the Trustee receives notice of a tender offer for some or all of the Underlying Securities, the Trustee shall within one Business Day notify the Warrant Agent and forward to the Warrant Agent copies of all materials received by the Trustee in connection therewith.

               (B) If (i) the Trustee receives a Call Notice (as defined in the Call Warrant) from any Warrant Holder no later than five Business Days prior to the expiration of the tender offer acceptance period, (ii) such Call Notice indicates that such Warrant Holder desires to exercise all or a portion of its Call Warrants in connection with the consummation of any such tender offer, and (iii) such Warrant Holder (A) does not expressly state in such Call Notice that it does not want to receive Underlying Securities in connection with such exercise, or (B) does not deliver to the Trustee simultaneously with the delivery of such Call Notice to the Trustee an executed subscription for the Underlying Securities in the form of Exhibit II hereto, (1) such Call Warrant shall be settled as set forth in Section 8(d) of the Series Supplement, and
        (2) any payments to Certificateholders in connection with such exercise shall be made as set forth in Section 8.

               (C) If (i) the Trustee receives a Call Notice from any Warrant Holder no later than five Business Days prior to the expiration of the tender offer acceptance period, (ii) such Call Notice indicates that such Warrant Holder desires to exercise all or a portion of its Call Warrants in connection with the consummation of any such tender offer,
        (iii) such Warrant Holder expressly states in such Call Notice that it does not want to receive Underlying Securities in connection with such exercise, and (iv) an executed subscription for the Underlying Securities in the form of Exhibit II hereto is delivered to the Trustee together with such Call Notice, then the Trustee shall tender, in compliance with the tender offer requirements, an amount of Underlying Securities equal to the amount of Underlying Securities callable by the Call Warrants specified in such Call Notice.

               (D) The Warrant Exercise Date for any exercise of Call Warrants under Section 10(j)(C) shall be deemed to be the Business Day on which such Underlying Securities are accepted for payment and paid for.

               (E) The Warrant Exercise Price with respect to the exercise of Call Warrants under Section 10(j)(C) shall be deducted from the tender offer proceeds and paid to Certificateholders in accordance with Section 8, and the excess of the tender offer proceeds over such Warrant Exercise Price shall be paid to the related exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants or, if such Warrant Exercise Price exceeds the tender offer proceeds, the amount of such excess shall be paid by such exercising Warrant Holders pro rata in respect to their proportionate exercises of Call Warrants.

               (F) If fewer than all tendered Underlying Securities are accepted for payment and paid for, (i) the amount of Call Warrants exercised under Section 10(j)(C) shall be reduced to an amount that corresponds to a number of the Underlying Securities accepted for payment and paid for (without regard to any restrictions on the amount to be exercised, so long as such restrictions would have been satisfied had all tendered Underlying Securities been accepted for payment and paid for); (ii) each related Warrant Holder's exercise shall be reduced by its share (proportionate to the amount specified in its exercise notice) of the amount of Underlying Securities not accepted for payment and paid for;
        (iii) the related Warrant Exercise Price shall be determined after giving effect to the reduction specified in clause (ii); (iv) the Call Warrants that relate to the reduction specified in clause (ii) shall remain outstanding; and (v) the excess of the tender offer proceeds over such Warrant Exercise Price shall be allocated in proportion to the amount of Call Warrants deemed exercised as set forth in clause (i) above or, if such Warrant Exercise Price exceeds the tender offer proceeds the amount of such excess shall be paid by such exercising Warrant Holders pro rata in respect to their proportionate exercises of such Call Warrants.

               (G) If the tender offer is terminated by the Underlying Securities Issuer or an affiliate thereof without consummation thereof or if all tenders by the Trust of Underlying Securities are otherwise rejected, then (i) the Call Notices covered under Section 10(j)(C) will be of no further force and effect, and (ii) any Call Warrants relating to such Call Notices will not be exercised and will remain outstanding.

        (k) In the event that the Trustee is directed to sell the Underlying Securities after any Payment Default pursuant to Section 10(b) or pursuant to any other direction under this Series Supplement, or is required to solicit bids for the sale of the Underlying Securities due to the occurrence of an SEC Reporting Failure at a time when the Call Warrants are not in the money, each Class A-2 Certificateholder shall have the right to direct the Trustee, so long as it shall do so in writing prior to the solicitation of bids by the Trustee, to not sell that portion of the Underlying Securities represented by such holder's pro rata share of the Class A-2 Allocation but instead to distribute that portion of the Underlying Securities to such Class A-2 Certificateholder in-kind in accordance with Section 10(c), with any amount of such portion not divisible into an authorized denomination of the Underlying Securities to be distributed in cash together with the other proceeds of the liquidation.

        Section 11. Termination of Trust. (a) The Trust shall terminate upon the occurrence of any Trust Termination Event.

        (b) Except for any reports and other information required to be provided to Certificateholders hereunder and under the Base Trust Agreement and except as otherwise specified herein and therein, the obligations of the Trustee will terminate upon the distribution to Certificateholders of all amounts required to be distributed to them and the disposition of all Underlying Securities held by the Trustee. The Trust shall thereupon terminate, except for surviving rights of indemnity.

        Section 12. Limitation of Powers and Duties. (a) The Trustee shall administer the Trust and the Underlying Securities solely as specified herein and in the Base Trust Agreement.

        (b) The Trust is constituted solely for the purpose of acquiring and holding the Underlying Securities and issuing the Certificates and Call Warrants. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, unless expressly provided in the Agreement, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Underlying Securities, once acquired, or interests therein, including to Certificateholders, (ii) to merge or consolidate the Trust with any other entity, or (iii) to do anything that would materially increase the likelihood that the Trust will fail to qualify as a grantor trust for United States federal income tax purposes. In addition, the Trustee has no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated herein and in the Base Trust Agreement.

        (c) The parties acknowledge that the Trustee, as the holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities and enforce the other rights, if any, of a holder of the Underlying Securities, except as otherwise limited by the Base Trust Agreement or this Series Supplement. In the event that the Trustee receives a request from the Underlying Securities Trustee, the Underlying Securities Issuer or, if applicable, the Depositary with respect to the Underlying Securities, for the Trustee's consent to any amendment, modification or waiver of the Underlying Securities, or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall within two (2) Business Days mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of the date of such request. The Trustee shall request instructions from the Certificateholders as to what action to take in response to such request and shall be protected in taking no action if no direction is received. Except as otherwise provided herein, the Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the Outstanding Amounts of the Certificates of each Class as allocated based on the respective Voting Rights of each Class) as the Class A-1 Certificates and Class A-2 Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required; provided, however, that, notwithstanding anything to the contrary in the Base Trust Agreement or this Series Supplement, the Trustee shall at no time vote in favor of or consent to any matter (i) which would alter the timing or amount of any payment on the Underlying Securities (including, without limitation, any demand to accelerate the Underlying Securities) or (ii) which would result in the exchange or substitution of any Underlying Security whether or not pursuant to a plan for the refunding or refinancing of such Underlying Security, except in each case with the unanimous consent of the Certificateholders. The Trustee shall have no liability for any failure to act or to refrain from acting resulting from the Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

        (d) Notwithstanding any provision of the Agreement to the contrary, the Trustee may require from the Certificateholders prior to taking any action at the direction of the Certificateholders, an indemnity agreement of a Certificateholder or any of its Affiliates to provide for security or indemnity against the costs, expenses and liabilities the Trustee may incur by reason of any such action. An unsecured indemnity agreement, if acceptable to the Trustee, shall be deemed to be sufficient to satisfy such security or indemnity requirement.

        (e) Notwithstanding any provision of the Agreement to the contrary, the Trustee shall act as the sole Authenticating Agent, Paying Agent and Registrar.

        Section 13. Compensation of Trustee. The Trustee shall be entitled to receive from the Trustor as compensation for its services hereunder, trustee's fees pursuant to a separate agreement between the Trustee and the Trustor, and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by it (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ). The Trustor shall indemnify and hold harmless the Trustee and its successors, assigns, agents and servants against any and all loss, liability or reasonable expense (including attorney's fees) incurred by it in connection with the administration of this trust and the performance of its duties thereunder. The Trustee shall notify the Trustor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Trustor shall not relieve the Trustor of its obligations hereunder. The Trustor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 13 shall survive the resignation or termination of the Trustee or the termination of this Agreement.

        Failure by the Trustor to pay, reimburse or indemnify the Trustee shall not entitle the Trustee to any payment, reimbursement or indemnification from the Trust, nor shall such failure release the Trustee from the duties it is required to perform under this Series Supplement. Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute a claim against the Trust, but shall be borne by the Trustee in its individual capacity, and the Trustee shall have no recourse against the Trust with respect thereto.

        Section 14. Modification or Amendment. The Trustee shall not enter into any modification or amendment of the Base Trust Agreement or this Series Supplement unless such modification or amendment is in accordance with Section
10.1 of the Base Trust Agreement. If the Rating Agency Condition is not satisfied with respect to any proposed modification or amendment of the Base Trust Agreement or this Series Supplement, then any such modification or amendment must be approved by 100% of the Certificateholders.

        Section 15. Accounting. Notwithstanding Section 3.16 of the Base Trust Agreement, "Independent Public Accountants' Administration Report," no such accounting reports shall be required. Pursuant to Section 4.2 of the Base Trust Agreement, "Reports to Certificateholders," the Trustee shall cause the statement described in Section 4.2 to be prepared and forwarded as provided therein.

        Section 16. No Investment of Amounts Received on Underlying Securities. All amounts received on or with respect to the Underlying Securities shall be held uninvested by the Trustee.

        Section 17. No Event of Default. There shall be no Events of Default defined with respect to the Certificates.

        Section 18. Notices. (a) All directions, demands and notices hereunder and under the Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered in any other manner specified herein, (i) in the case of the Trustor, to Synthetic Fixed-Income Securities, Inc., One Wachovia Center 301 South College Street, DC-8 Charlotte, NC 28288, Attention: Structured Notes, telephone # (704) 715-8400, or such other address as may hereafter be furnished to the Trustee in writing by the Trustor, and (ii) in the case of the Trustee, to U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust, facsimile number (212) 809-5459, or such other address as may hereafter be furnished to the Trustor in writing by the Trustee.

        (b) For purposes of delivering notices to the Rating Agency under
Section 10.07 of the Base Trust Agreement, "Notice to Rating Agency," or otherwise, such notices shall be mailed or delivered as provided in such Section 10.07, "Notice to Rating Agency," to: Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041; or such other address as the Rating Agency may designate in writing to the parties hereto.

         (c) In the event a Payment Default or an Acceleration occurs, the Trustee shall promptly give notice to the Depositary or, for any Certificates which are not then held by the Depositary or any other depository, directly to the registered holders of the Certificates thereof. Such notice shall set forth
(i) the identity of the issue of Underlying Securities, (ii) the date and nature of such Payment Default or Acceleration, (iii) the principal amount of the interest or principal in default, (iv) the Certificates affected by the Payment Default or Acceleration, and (v) any other information which the Trustee may deem appropriate.

        (d) Notwithstanding any provisions of the Agreement to the contrary, the Trustee shall deliver all notices or reports required to be delivered to or by the Trustee or the Trustor to the Certificateholders without charge to such Certificateholders.

        (e) The Trustee shall, in connection with any notice or delivery of documents to Certificateholders (whether or not such notice or delivery is required pursuant to the Agreement), provide such notice or documents to the Warrantholders concurrently with the delivery thereof to the Certificateholders.

        Section 19. Access to Certain Documentation. Access to documentation regarding the Underlying Securities will be afforded without charge to any Certificateholder so requesting pursuant to Section 3.17 of the Base Trust Agreement, "Access to Certain Documentation." Additionally, the Trustee shall provide at the request of any Certificateholder without charge to such Certificateholder the name and address of each Certificateholder of Certificates hereunder as recorded in the Certificate Register for purposes of contacting the other Certificateholders with respect to their rights hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein.

        Section 20. Advances. There is no Administrative Agent specified herein; hence no person (including the Trustee) shall be permitted or obligated to make Advances as described in Section 4.3 of the Base Trust Agreement, "Advances."

        Section 21. Ratification of Agreement. With respect to the Series issued hereby, the Base Trust Agreement (including the grant of a security interest in Section 10.8 of the Base Trust Agreement with respect to the Underlying Securities conveyed hereunder), as supplemented by this Series Supplement, is in all respects ratified and confirmed, and the Base Trust Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. To the extent there is any inconsistency between the terms of the Base Trust Agreement and this Series Supplement, the terms of this Series Supplement shall govern.

        Section 22. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

        Section 23. Governing Law. This Series Supplement and each Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein without reference to such State's principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The State of New York is the securities intermediary's jurisdiction of the Securities Intermediary for purposes of the UCC.

        Section 24. Certificate of Compliance. The Trustor shall deliver to the Trustee on or prior to March 15 of each year prior to a Trust Termination Event the Officer's Certificate as to compliance as required by Section 6.1(b) of the Base Trust Agreement.

        Section 25. Certain Filing to be Made by the Trustee. In the event that a Payment Default or a SEC Reporting Failure occurs and the Underlying Securities are liquidated at a loss, the Trustee will disclose pursuant to Treasury Regulation Section 1.6011-4 the loss in accordance with the procedures of such regulation, unless the Trustees obtain advice from counsel that such disclosure in not necessary. In general, the Trustee will (x) attach a completed Form 8886 to its tax return in the year the requisite loss occurs and (y) file a completed form with the Office of Tax Shelter Analysis (OTSA) at: Internal Revenue Service OTSA Mail Stop 4915, 1973 North Rulon White Blvd., Ogden, Utah 84404 (or such other address subsequently required).

        Section 26. Establishment of Certificate Account. The Securities Intermediary and the Trustee hereby represent and warrant that:

        (a) The Certificate Account for the Trust is a "securities account" within the meaning of Section 8-501 of the UCC and is held only in the name of the Trustee on behalf of the Trust. The Securities Intermediary is acting in the capacity of a "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC;

        (b) All Underlying Securities have been (i) delivered to the Securities Intermediary pursuant to the Agreement and (ii) credited to the Certificate Account; and

        (c) The Certificate Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Certificate Account.

        Section 27. Statement of Intent. It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust, but failing that, as a partnership (other than a publicly traded partnership taxable as a corporation) and, in any event, shall not be classified as a corporation. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Trustee shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such intended characterization. In the event that the Trust is characterized by appropriate tax authorities as a partnership for federal income tax purposes, each Certificateholder, by its acceptance of its Certificate, agrees to report its respective share of the items of income, deductions, and credits of the Trust on its respective returns (making such elections as to individual items as may be appropriate) in accordance with Treasury Regulations Section 1.761-2(b) (the "761 Election") and in a manner consistent with the complete exclusion of the Trust from subchapter K of the Code. The terms of the Agreement shall be interpreted to further these intentions of the parties. As further consideration for each Certificateholder's purchase of a Certificate, each such Certificateholder is deemed to agree not to irrevocably delegate to any person (for a period of more than one year) authority to purchase, sell or exchange its Certificates.

        Each Certificateholder (and each beneficial owner of a Certificate) by acceptance of its Certificate (or its beneficial interest therein) agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with the characterization indicated above.

        Section 28. Voting Rights. Voting and consensual rights available to or in favor of Holders of Certificates may be exercised only by a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) that is a beneficial owner of a Certificate or by a United States person acting as irrevocable agent with discretionary powers for the beneficial owner of a Certificate that is not a United States person. Certificateholders that are not United States persons must irrevocably appoint a United States person with discretionary powers to act as their agent with respect to such voting and consensual rights.

        Section 29. Filing of Partnership Returns. In the event that the Trust is characterized (by appropriate tax authorities) as a partnership for United States federal income tax purposes, and the 761 Election is ineffective, the Trustor agrees to reimburse the Trust for any expenses associated with the filing of partnership returns (or returns related thereto).

        Section 30. "Financial Assets" Election. The Securities Intermediary hereby agrees that the Underlying Securities credited to the Certificate Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

        Section 31. Trustee's Entitlement Orders. If at any time the Securities Intermediary shall receive any order from the Trustee directing the transfer or redemption of any Underlying Securities credited to the Certificate Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Trustor or any other Person. The Securities Intermediary shall take all instructions (including without limitation all notifications and entitlement orders) with respect to the Certificate Account solely from the Trustee.

        Section 32. Conflict with Other Agreements. The Securities Intermediary hereby confirms and agrees that:

        (a) There are no other agreements entered into between the Securities Intermediary and the Trustor with respect to the Certificate Account. The Certificate Account and all property credited to the Certificate Account is not subject to, and the Securities Intermediary hereby waives, any lien, security interest, right of set off, or encumbrance in favor of the Securities Intermediary or any Person claiming through the Securities Intermediary (other than the Trustee);

        (b) It has not entered into, and until the termination of the Agreement will not enter into, any agreement with any other Person relating to the Certificate Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders of any Person other than the Trustee; and

        (c) It has not entered into, and until the termination of the Agreement will not enter into, any agreement with any Person purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 30 hereof.

        Section 33. Additional Trustee and Securities Intermediary Representations. The Trustee and the Securities Intermediary each hereby represents and warrants as follows:

        (a) The Trustee and the Securities Intermediary each maintains its books and records with respect to its securities accounts in the State of New York;

        (b) The Trustee and the Securities Intermediary each has not granted any lien on the Underlying Securities nor are the Underlying Securities subject to any lien on properties of the Trustee or the Securities Intermediary in its individual capacity; the Trustee and the Securities Intermediary each has no actual knowledge and has not received actual notice of any lien on the Underlying Securities (other than any liens of the Trustee in favor of the beneficiaries of the Trust Agreement); other than the interests of the Trustee and the Certificateholders and the potential interests of the Warrantholders, the books and records of the Trustee and the Securities Intermediary each do not identify any Person as having an interest in the Underlying Securities; and

        (c) The Trustee and the Securities Intermediary each makes no representation as to (i) the validity, legality, sufficiency or enforceability of any of the Underlying Securities or (ii) the collectability, insurability, effectiveness or suitability of any of the Underlying Securities.

        Section 34. Additional Trustor Representations. The Trustor hereby represents and warrants to the Trustee as follows:

        (a) Immediately prior to the sale of the Underlying Securities to the Trustee, the Trustor, as Depositor, owned and had good and marketable title to the Underlying Securities free and clear of any lien, claim or encumbrance of any Person;

        (b) The Trustor, as Depositor, has received all consents and approvals required by the terms of the Underlying Securities to the sale to the Trustee of its interest and rights in the Underlying Securities as contemplated by the Agreement; and

        (c) The Trustor has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in the Underlying Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released), except such interests sold pursuant to the Agreement. The Trustor has not authorized the filing of and is not aware of any financing statements against the Trustor that includes a description of the Underlying Securities, other than any such filings pursuant to the Agreement. The Trustor is not aware of any judgment or tax lien filings against Trustor.

        Section 35. Certification Requirements. The Trustee agrees to make such certifications and obtain the reports of an independent public accountant as are required pursuant to the terms of the Base Trust Agreement. The Relevant Servicing Criteria for which the Trustee shall be responsible is set forth as Exhibit F to this Agreement, and as otherwise modified by the agreement of the Trustor and the Trustee from time to time.

        Section 36. Transfer Restrictions for Class A-2 Certificates. (a) The Class A-2 Certificates may not be transferred except (A) for so long as the Class A-2 Certificates are eligible for resale pursuant to Rule 144A under the Securities Act to a Person the transferor reasonably believes after due inquiry is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act and acquiring the Class A-2 Certificates for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (B) for so long as the Class A-2 Certificates are eligible for resale pursuant to Regulation S under the Securities Act, to a Person that is not a U.S. person (within the meaning of Regulation S under the Securities Act) and is acquiring the Class A-2 Certificates in an offshore transaction in accordance with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act or (C) pursuant to another available exemption from the registration requirements of the Securities Act, in accordance with any applicable securities laws of any State of the United States and any other relevant jurisdiction. In addition, each transferee shall be required to deliver to the Trustee an investment letter in the form of Exhibit E hereto. The Class A-2 Certificates (or the Class A-2 Certificates issued upon the transfer of the Class A-2 Certificates) shall be issued with a legend in substantially the following form:

        "These Class A-2 Certificates have not been registered under the Securities Act of 1933, as amended and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to the exemption therefrom under such Act provided pursuant to Rule 144A thereunder. The Class A-2 Certificates represented hereby may be transferred only in compliance with the conditions specified in these Class A-2 Certificates including the delivery of an Investment Letter in the form attached hereto. The holder hereof, by purchasing this Class A-2 Certificate, agrees that this Class A-2 Certificate may be reoffered, resold, pledged or otherwise transferred only (a)(1) in the United States pursuant to Rule 144A under the Securities Act to a person that the holder reasonably believes is a Qualified Institutional Buyer, within the meaning of Rule 144A, whom the holder has informed that the reoffer, resale, pledge or other transfer is being made in reliance on Rule 144A or (2) pursuant to an exemption from registration provided by Rule 144 (if available) or (3) outside the United States to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act and (b) in accordance with any other applicable securities laws of any state of the United States or any foreign jurisdiction."

        (b) The Class A-2 Certificates may not be acquired by, on behalf of, or with plan assets of (and each person that acquires an interest in the Class A-2 Certificates will be required to represent that it is not and is not investing on behalf of or with plan asset of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or a plan (as defined in Section 4975(e)(1) of the Internal Revenue
Code) that is subject to Title I of ERISA, Section 4975 of the Code, or any substantially similar federal, state, or local law. The Class A-2 Certificates shall be issued with a legend in substantially the following form:

        "These Class A-2 Certificates may not be acquired by or with plan assets of an employee benefit plan (as defined in Section 3(3) of ERISA) or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) that is subject to Title I of ERISA, Section 4975 of the Code, or any substantially similar federal, state, or local law, and each transferee shall be required to deliver to the trustee a representation that its acquisition of the Class A-2 Certificate does not violate the foregoing restriction."

        IN WITNESS WHEREOF, the parties hereto have caused this Series Trust Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                               SYNTHETIC FIXED-INCOME
                                               SECURITIES, INC.

                                               By:  /s/  James Whang
                                                  ------------------------------
                                                      Authorized Signatory

                                               U.S. BANK TRUST NATIONAL
                                                 ASSOCIATION, as Trustee and
                                                 Securities Intermediary

                                               By:  /s/  Janet O'Hara
                                                  ------------------------------
                                                       Responsible Officer

                                                                       EXHIBIT A

         IDENTIFICATION OF THE UNDERLYING SECURITIES AS OF CLOSING DATE

Underlying Securities Issuer:           News America Holdings Incorporated

Underlying Securities:                  $33,000,000 7.90% corporate bonds due
                                        2095

Maturity Date/Final Distribution Date:  December 1, 2095

Original Principal Amount Issued:       $150,000,000

CUSIP No.:                              652478BB3

Stated Interest Rate:                   7.90% per annum.

Interest Payment Dates:                 June 1 and December 1

Optional Redemption:                    The Underlying Securities may, at the
                                        option of the Underlying Securities
                                        Issuer, be purchased or redeemed for
                                        cash, in whole but not in part, at any
                                        time, upon not less than 30 nor more
                                        than 60 days' notice, at a price equal
                                        to 100% of the principal amount plus
                                        accrued interest to the redemption date, if (i) the Underlying Securities Issuer is financially unable to fulfill its obligations under the Indenture and an Underlying Securities Guarantor is required to make payments on the Underlying Securities pursuant to the
                                        Underlying Securities Guarantee, (ii) an
                                        Underlying Securities Guarantor that is
                                        not a United States resident has or will become obligated to pay the Additional
                                        Amounts and (iii) such obligation cannot be avoided by the Underlying Securities
                                        Guarantor taking reasonable measures
                                        that require no material cost to the
                                        Underlying Securities Parent Guarantor
                                        or any other Underlying Securities
                                        Guarantor. The Underlying Securities are not entitled to any sinking fund.

Principal Amount of Underlying          $33,000,000
Securities Deposited Under
Trust Agreement:

        The Underlying Securities will be held by the Trustee as securities entitlements credited to an account of the Trustee or its agent at the Depositary.

                                                                       EXHIBIT B

                  TERMS OF THE CERTIFICATES AS OF CLOSING DATE

Maximum Number of STRATS(SM)            Class A-1: Up to 1,320,000.
Certificates, Series 2006-4:            Class A-2: Up to 66.

Aggregate Outstanding Amount of         Class A-1: $33,000,000 (Stated Amount).
STRATS(SM) Certificates,                Class A-2: $33,000,000 (Notional
Series 2006-4:                          Amount).

Authorized Denomination:                Class A-1: $25 and integral multiples
                                        thereof.
                                        Class A-2: $500,000 and integral
                                        multiples of $1,000 in excess thereof.

Rating Agency:                          S&P.

Closing Date:                           September 8, 2006.

Distribution Dates:                     June 1 and December 1 or any Underlying
                                        Securities Default Distribution Date.

Interest Rate:                          Class A-1: 7.00% per annum calculated on
                                        the outstanding Stated Amount

                                        Class A-2: 0.900% per annum, calculated
                                        on the outstanding Notional Amount.

Notional Amount:                        For the Class A-2 Certificates,
                                        initially $500,000 per Certificate and
                                        $33,000,000 in the aggregate, and at any time an amount equal to the outstanding principal balance of the Underlying
                                        Securities, allocated pro rata among the Class A-2 Certificates.

Maturity Date/Final Distribution Date:  December 1, 2095.

Record Date:                            With respect to any Distribution Date,
                                        the day immediately preceding such
                                        Distribution Date.

Trustee's Fees:                         The Trustee's fees shall be payable by
                                        the Trustor pursuant to a separate fee
                                        agreement between the Trustee and the
                                        Trustor.

Initial Certificate Registrar:          U.S. Bank Trust National Association

Corporate Trust Office:                 U.S. Bank Trust National Association 100
                                        Wall Street, Suite 1600 New York, New
                                        York 10005 Attention: Corporate Trust
                                        Department, Regarding STRATS Trust For
                                        News Corporation Securities, Series
                                        2006-4

                                                                       EXHIBIT C

                         FORM OF CLASS A-1 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE TRUSTOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER:   1                   $[_________] Certificate Stated Amount
CUSIP:[_______]                                           [_______] Certificates
CLASS A-1 INTEREST RATE:                          [____] initial per annum rate.

                      STRATS CERTIFICATES, SERIES [___-__]

evidencing an undivided interest in the Trust, as defined below, the assets of which include [____________________] issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Trustor or any of its affiliates.

        THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in STRATS Trust For [______________] Securities, Series [___-__] (the "Trust") formed by SYNTHETIC FIXED-INCOME SECURITIES, INC., as Trustor (the "Trustor") evidenced by Class A-1 Certificates in the number and the Stated Amount set forth above.

        The Trust was created pursuant to a Base Trust Agreement, dated as of September 26, 2003 (as amended and supplemented, the "Agreement"), between the Trustor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the STRATS(SM) Certificates Series Supplement [____-__], dated as of [_______, ___] (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

        This Certificate is one of the duly authorized Certificates designated as "STRATS Certificates, Series [____-__] Class A-1 (herein called the "Certificate" or "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

        Under the Trust Agreement, there shall be distributed on the dates specified in the Trust Agreement (a "Distribution Date"), to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder's fractional undivided interest in the amount of distributions of the Underlying Securities to be distributed to Certificateholders on such Distribution Date. The Underlying Securities will pay interest on [________] and [_________] of each year commencing on [__________]. The principal of the Underlying Securities is scheduled to be paid on [__________].

        The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

        The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement, and each Certificateholder, by accepting its Certificate, acknowledges such rights and the possibility of an early redemption of the Certificates in accordance with the terms of the Series Supplement.

        It is the intent of the Trustor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Trustor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

        Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Trustor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trustor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trustor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trustor.

        The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

        A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

        THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                             CLASS A-2 CERTIFICATES

THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE TRUSTOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THESE CLASS A-2 CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CLASS A-2 CERTIFICATES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CLASS A-2 CERTIFICATES INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CLASS A-2 CERTIFICATES SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) AND (B) ACQUIRING THE CLASS A-2 CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

THESE CLASS A-2 CERTIFICATES MAY NOT BE ACQUIRED BY OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) OR A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE) THAT IS SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE, OR ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE, OR LOCAL LAW, AND EACH TRANSFEREE SHALL BE REQUIRED TO DELIVER TO THE TRUSTEE A REPRESENTATION THAT ITS ACQUISITION OF THE CLASS A-2 CERTIFICATE DOES NOT VIOLATE THE FOREGOING RESTRICTION.

CERTIFICATE NUMBER    1                  $[________] Certificate Notional Amount
CUSIP: [_________]                                            [___] Certificates
CLASS A-2 INTEREST RATE:                                      [____]% per annum.

                     STRATS(SM) CERTIFICATES, SERIES [___-__]

evidencing an undivided interest in the Trust, as defined below, the assets of which include $[____________________________] issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Trustor or any of its affiliates.

        THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in STRATS(SM) Trust For [_______________] Securities, Series [____-_] (the "Trust") formed by SYNTHETIC FIXED-INCOME SECURITIES, INC., as Trustor (the "Trustor") evidenced by Class A-2 Certificates in the number and the Notional Amount set forth above.

        The Trust was created pursuant to a Base Trust Agreement, dated as of September 26, 2003 (as amended and supplemented, the "Agreement"), between the Trustor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the STRATS(SM) Certificates Series Supplement [____-__], dated as of [__________, ___] (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

        This Certificate is one of the duly authorized Certificates designated as "STRATS Certificates, Series [____-__] Class A-2 (herein called the "Certificate" or "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities.

        The Certificates are issuable in fully registered form only in denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

        Under the Trust Agreement, there shall be distributed on the dates specified in the Trust Agreement (a "Distribution Date"), to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder's fractional undivided interest in the amount of distributions of the Underlying Securities to be distributed to Certificateholders on such Distribution Date. The Underlying Securities will pay interest on [________] and [_________] of each year commencing on [__________].

        The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

        The Underlying Securities held by the Trust are subject to the rights of the Warrantholders, as provided for in the Series Supplement, and each Certificateholder, by accepting its Certificate, acknowledges such rights and the possibility of an early redemption of the Certificates in accordance with the terms of the Series Supplement.

        It is the intent of the Trustor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Trustor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

        Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Trustor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trustor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trustor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trustor.

        The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

        Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

        A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                        STRATS(SM) TRUST FOR [______________]
                                        SECURITIES, SERIES [____-__]

                                        By: U.S. BANK TRUST NATIONAL
                                        ASSOCIATION
                                        not in its individual capacity but
                                        solely as Trustee,

                                        By:
                                           -------------------------------------
                                                   Authorized Signatory

Dated:     [________]

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the STRATS(SM) Certificates, Series [____-__], described in the Trust Agreement referred to herein.

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee,

By:
   -------------------------------------
          Authorized Signatory

                                   ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------

(Please print or type name and address, including postal zip code, of assignee) __________________________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing __________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.

Dated:

                                             __________________________________*

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                       EXHIBIT D

                              FORM OF CALL WARRANT

                    STRATS(SM) TRUST FOR [______________] SECURITIES,

                                SERIES [____-__]

                                  Call Warrant

                           Dated as of [_______, ___]

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THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANTS FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

       STRATS(SM) TRUST FOR [______________] SECURITIES, SERIES [____-__]

                                  Call Warrant
[__] Warrants; Each Warrant Relating to $500,000 principal amount of Underlying Securities

No. W-1                                                          [________, ___]

        U.S. Bank Trust National Association, as warrant agent (the "Warrant Agent") under the Warrant Agent Agreement dated as of [______, ____] by and among Synthetic Fixed-Income Securities, Inc. (the "Trustor"), U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee") and the Warrant Agent, in connection with $[_________] principal amount of [______________] $[________]
[____]% [______________] (the "Underlying Securities") deposited in STRATSSM Trust For [___________] Securities, Series [____-__] (the "Trust"), a trust created under the laws of the State of New York pursuant to a Base Trust Agreement, dated as of September 26, 2003 (the "Agreement"), between the Trustor and the Trustee, as supplemented by the STRATS(SM) Series Supplement [____-__], dated as of [______, ___] (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee, for value received, hereby certifies that [_________] or registered assigns, is entitled to purchase Underlying Securities of $500,000 principal amount, per each Call Warrant, on any Warrant Exercise Date (as defined below) designated by the holder of these instruments (the "Call Warrants") at a purchase price equal to the Warrant Exercise Purchase Price (as defined below), all subject to the terms and conditions set forth below.

        Certain capitalized terms used in this Call Warrant are defined in
Article IV hereof; capitalized terms used but not defined herein shall have the respective meanings set forth in the Trust Agreement; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Call Warrant and references to a "Section" are, unless otherwise specified, to one of the sections of this Call Warrant.

                                    Article I

                              Exercise of Warrants

        Section I.1. Manner of Exercise. (a) Each of these Call Warrants may be exercised by the holder hereof (each, a "Warrantholder"), on any Warrant Exercise Date. Each Call Warrant may be exercised in whole or in part; provided, that, for each Warrant Exercise Date, the exercising Warrantholder (or, if applicable, two or more affiliated Warrantholders) must purchase Called Underlying Securities in a minimum aggregate principal amount of $500,000. The following conditions shall apply to any exercise of these Call Warrants:

                 (i) A written notice in the form of Exhibit I hereto (the "Call Notice") specifying the number of Call Warrants being exercised and the Warrant Exercise Date shall be delivered to the Warrant Agent and the Trustee at least 10 but not greater than 60 days before such Warrant Exercise Date.

                 (ii) The Warrantholder shall surrender these Call Warrants to the Warrant Agent at its office specified in Section VI.3 hereof no later than 11:00 a.m. (New York City time) on such Warrant Exercise Date.

                 (iii) Except in connection with a Call Notice relating to a tender offer for Underlying Securities and the Underlying Securities cannot be delivered to the relevant Warrantholder due to time constraints or other restrictions relating to such tender, which shall be settled as set forth in Section 10(j) of the Series Supplement, the Warrantholder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Warrant Exercise Purchase Price for the exercised Call Warrants, no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and shall have delivered in connection with its payment, an executed subscription for the Underlying Securities in the form of Exhibit II hereto.

                 (iv) The Warrantholder shall have satisfied all conditions to the exercise of Call Warrants set forth in Section 8 of the Series Supplement.

        Upon exercise of these Call Warrants, the Warrantholder shall be entitled to delivery of the Called Underlying Securities. The "Called Underlying Securities" shall be Underlying Securities having a principal amount equal to $500,000 per exercised Call Warrant.

        (b) The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable Warrant Exercise Purchase Price from such holder pursuant to clause (a) of this Section I.1. The Warrant Agent shall transfer each payment made by the holder hereof pursuant to clause (a) of this
Section I.1 to the Trustee in immediately available funds, for application pursuant to the Trust Agreement no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date (and, pending such transfer, shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

        (c) A notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Warrant Exercise Purchase Price. If, by 11:00 a.m. (New York City time) on the Warrant Exercise Date, the holder of the Call Warrant being exercised has not paid the Warrant Exercise Purchase Price (except in connection with a Call Notice relating to a tender offer for Underlying Securities that will not be delivered to the relevant Warrantholder), then such notice shall automatically expire and none of the holders of such Call Warrant, the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call Warrant. The expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant's right to subsequently deliver a notice which satisfies the terms of the Trust Agreement. The Warrant Exercise Purchase Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer by the Trust pursuant to Section 10(j) of the Series Supplement.

        (d) The Call Warrants will become immediately exercisable upon an SEC Reporting Failure (whether such SEC Reporting Failure occurs before or after [__________, ___]) and, if the Call Warrants are in the money, as defined in the Trust Agreement, they will be deemed to be exercised without further action by the Warrantholders and will be cash settled concurrently with the distribution to Certificateholders, as provided in Section 10(g) of the Trust Agreement. Notwithstanding the foregoing, if at any time an SEC Reporting Failure occurs and is continuing, Warrantholders will have the right to exercise the Call Warrants so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying Securities.

        (e) The Call Warrants may also be exchanged, together with Certificates of each Class, for Underlying Securities, upon compliance with the provisions of
Section 8(f) of the Series Supplement, and any such exchange shall be deemed an exercise of the related Call Warrants for purposes of the transfer of the exchanged principal amount of Underlying Securities pursuant to Section I.2.

        Section I.2. Transfer of Underlying Securities. As soon as practicable after each surrender of these Call Warrants, and no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and upon satisfaction of all other requirements described in this Call Warrant, the Warrant Agent shall instruct the Trustee to cause the Called Underlying Securities represented by the number of Warrants being exercised hereunder to be registered on the book-entry system of the related depositary in the registered name or names furnished by the holder, and, in case such exercise is of less than all of these Call Warrants, new Call Warrants of like tenor, representing the remaining unexercised and outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder hereof; provided, however, that if such Call Notice is in connection with a tender offer and the called Underlying Securities cannot be delivered to the relevant Warrantholder due to time constraints or other restrictions relating to such tender, the Warrant Agent shall instruct the Trustee to distribute to the exercising Warrantholder the excess of the tender offer proceeds over the Call Price pursuant to Section 10(j) of the Series Supplement. The Trustee shall cause the delivery of the Called Underlying Securities to the holder or its nominee no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date in accordance with Section 8(e) of the Series Supplement.

        Section I.3. Cancellation and Destruction of Call Warrant. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise pursuant to Section I.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting such transfer or exchange) shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

        Section I.4. No Rights as Holder of Underlying Securities Conferred by Warrants. Prior to the exercise hereof, these Call Warrants shall not entitle the holder hereof to any of the rights of a holder of the Underlying Securities, including, without limitation, the right to receive the payment of any amount on or in respect of the Underlying Securities or to enforce any of the covenants of the Trust Agreement.

        Section I.5. Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying Securities. If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Warrant Holders do not exercise their call rights in connection with such partial redemption, then the number of Call Warrants held by each Warrant Holder shall be reduced proportionately so that the aggregate amount of Underlying Securities callable by Call Warrants shall equal the amount of Underlying Securities held by the Trust after giving effect to such partial redemption.

        Section I.6. Selection of Called Underlying Securities in the event of a Call in Connection with a Partial Redemption. If a Warrant Holder exercises Call Warrants in connection with a partial redemption of the Underlying Securities, the Trustee shall, to the extent possible, select Called Underlying Securities for transfer to the Warrant Holder that have been selected by the Underlying Securities Issuer for redemption. If more than one Warrant Holder exercises Call Warrants in such circumstances, such Called Underlying Securities that have been selected for redemption shall be allocated among such Warrant Holders in proportion to the number of Call Warrants exercised by each.

                                   Article II

                            Restrictions on Transfer

        Section II.1. Restrictive Legends. These Call Warrants may not be transferred except to a transferee whom the transferor of these Call Warrants reasonably believes is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion. In addition, each transferee shall be required to deliver to the Warrant Agent an investment letter in the form of Exhibit III hereto.

Except as otherwise permitted by this Article II, the Call Warrants (or the Call Warrants issued upon the transfer of the Call Warrants) shall be issued with a legend in substantially the following form:

        "These Call Warrants have not been registered under the Securities Act of 1933, as amended and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to the exemption therefrom under such Act provided pursuant to Rule 144A thereunder. The Call Warrants represented hereby may be transferred only in compliance with the conditions specified in these Call Warrants including the delivery of an Investment Letter in the form attached hereto. Each prospective transferee of these Call Warrants shall be required to represent that it is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion."

        Section II.2. Notice of Proposed Transfer. Prior to any transfer of any Call Warrant, the holder hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder's intention to effect such transfer and to comply in all other respects with this Section II.2. Each transfer of Call Warrants must be for a whole number of Call Warrants.

                                   Article III

                   Registration and Transfer of Call Warrants, etc.

        Section III.1.Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

        Section III.2.Transfer and Exchange of Call Warrants. Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct. The Call Warrants must be transferred in a minimum amount of $500,000.

        Section III.3.Replacement of Call Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

        Section III.4.Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section I.2 or this Article III as the Warrant Agent shall request in accordance herewith.

                                   Article IV

                                   Definitions

        As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

        "Business Day": As defined in the Trust Agreement.

        "Call Warrant": As defined in the introduction to these Call Warrants.

        "Change of Control Triggering Event": As defined in the Prospectus Supplement, dated as of September [_], 2006, relating to the public offering of the Class A-1 Certificates issued by the Issuer.

        "Closing Date": September 8, 2006.

        "Called Underlying Securities": As defined in Section I.1(a) hereof.

        "Make Whole Amount": As defined in the Trust Agreement.

        "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Rating Agency": Standard & Poor's Ratings Services and any successor thereto.

        "Responsible Officer": As defined in the Trust Agreement.

        "SEC Reporting Failure": If (1) the Underlying Securities Parent Guarantor (as defined in the Series Supplement) either (x) states in writing that it intends permanently to cease filing periodic reports required under the Securities Exchange Act of 1934 or (y) fails to file all required periodic reports for any applicable reporting period, and (2) the Trustor determines after consultation with the Securities and Exchange Commission, that under applicable securities laws, rules or regulations the Trust must be liquidated or the Underlying Securities distributed.

        "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Trust": As defined in the introduction to these Call Warrants.

        "Trust Agreement": The Base Trust Agreement, dated as of September 26, 2003, between the Trustor and the Trustee, as supplemented by the STRATSSM Supplement 2006-4, dated as of September 8, 2006, between the Trustor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

        "Trustee": As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

        "Trustor": As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

        "Trustor Order": As defined in the Trust Agreement.

        "Warrant Agent": U.S. Bank Trust National Association, a national banking association, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

        "Warrant Exercise Date": Any Business Day on or after June 1, 2011 and any Business Day during any earlier period during which (i) an Event of Default with respect to the Underlying Securities has occurred and is continuing, (ii) a tender offer for the Underlying Securities has occurred (including a tender offer related to the occurrence of a Change of Control Triggering Event), (iii) any redemption or other unscheduled payment on the Underlying Securities has been announced and the distribution to securityholders of the redemption price or other payment has not yet occurred or (iv) an SEC Reporting Failure has occurred and is continuing, in each case as set forth in the notice from the Warrantholder to the Warrant Agent and the Trustee.

        "Warrant Exercise Purchase Price": An amount paid by the Warrantholder on each Warrant Exercise Date equal to 100% of the principal amount of the Underlying Securities being purchased pursuant to the exercise of the Call Warrants, in each case, plus accrued and unpaid interest to and including the Warrant Exercise Date plus the Make Whole Amount.

                                    Article V

                                  Warrant Agent

        Section V.1. Limitation on Liability. The Warrant Agent shall be protected against, and shall incur no, liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons; unless a court of competent jurisdiction enter in a non appealable judgment that such liability resulted from the gross negligence or willful misconduct of the Warrant Agent.

        Section V.2. Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Trustor, the Trust, the Trustee and each Warrantholder shall be bound:

        (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Trustor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

        (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Trustor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Trustor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

        (c) The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.

        (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Trustor only.

        (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Call Warrant; nor shall it by any act hereunder be deemed to make any representation or warranty as to the Underlying Securities to be purchased hereunder.

        (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Trustor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

        (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of these Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Trustor or for any other legal entity.

        (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.

        (i) The Warrant Agent shall act solely as the agent of the Warrantholders hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into these Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.

        (j) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Warrant Exercise Purchase Price or to the kind and amount of property receivable by holders of Call Warrants upon the exercise thereof.

        (k) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

        (l) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Trustor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with these Call Warrants.

        (m) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

        Section V.3. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days' notice in writing mailed to the Trustor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Trustor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Trustor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Trustor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Trustor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Trustor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent (or any parent of such successor) appointed hereunder must have long-term unsecured debt obligations that are rated in one of the four highest rating categories by the Rating Agency. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action. The holders of more than 50% of the outstanding Call Warrants, by an instrument delivered to the Trustor and the Warrant Agent in writing, shall have the right to object to, and by objecting shall thereby prevent the occurrence of, any proposed action by the Trustor under this Section V.3.

                                   Article VI

                                  Miscellaneous

        Section VI.1. Remedies. The remedies at law of the Warrantholder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of these Call Warrants are not and will not be adequate and, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        Section VI.2. Limitation on Liabilities of Holder. Nothing contained in these Call Warrants shall be construed as imposing any obligation on the holder hereof to purchase any of the Underlying Securities except in accordance with the terms hereof.

        Section VI.3. Notices. All notices and other communications under these Call Warrants shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrant, at the registered address of such holder as set forth in the register kept by the Warrant Agent, or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the holder hereof and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrant shall be effective in the manner provided in
Article I.

        Section VI.4. Amendment. (1) These Call Warrants may be amended from time to time by the Trustor, the Trustee and the Warrant Agent without the consent of the holder hereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust to be treated as a corporation or publicly traded partnership taxable as a corporation under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under these Call Warrants which shall not adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

        (a) Without limiting the generality of the foregoing, this Call Warrant may also be modified or amended from time to time by the Trustor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of the outstanding Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call Warrants; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing not less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agency that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the dates on which Call Warrants are exercisable or the amounts payable upon exercise of a Call Warrant without the consent of the holders of Certificates evidencing 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of these Call Warrants, this Section VI.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

        (b) The Warrant Agent shall notify the Rating Agency of any such proposed amendment or modification prior to the execution thereof and promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to each holder of a Certificate and to the Rating Agency. It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

        Section VI.5. Expiration. The right to exercise these Call Warrants shall expire on the earliest to occur of (a) the cancellation hereof, (b) the termination of the Trust Agreement or (c) the liquidation, disposition or payment in full (whether by maturity, redemption or otherwise) of all of the Underlying Securities.

        Section VI.6. Descriptive Headings. The headings in these Call Warrants are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        Section VI.7. GOVERNING LAW. THIS WARRANT INSTRUMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

        Section VI.8. Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to these Call Warrants may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of these Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with these Call Warrants, subject to any rights of appeal, and (b) irrevocably waives any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

        Section VI.9. Nonpetition Covenant; No Recourse. Each of (i) the Warrantholder, by its acceptance hereof, and (ii) the Warrant Agent, agrees that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Trustor or entities formed, established or settled by the Trustor, acquiesce, petition or otherwise invoke or cause the Trust, the Trustor or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Trustor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Trustor or any such other entity or all or any part of the property or assets of Trust, the Trustor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Trustor or any such other entity.

        Section VI.10. Amendments to the Trust Agreement. The Trustee hereby agrees not to consent to any amendments to the Trust Agreement which will adversely affect the rights of the Warrantholders in a material manner without the consent of the Warrantholders.

        Section VI.11. Reporting Obligations. During any period in which the Trust is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Trustee, on behalf of the Trust, shall promptly furnish to holders of Call Warrants and prospective purchasers of Call Warrants designated by such holders, upon request of such holders or prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act of 1933, as amended, to permit compliance with Rule 144A in connection with the resale of Call Warrants; provided, however, that the Trust shall not (a) be required to provide audited financial statements of the Trust or (b) be required to furnish Rule 144A Information in connection with any request made on or after the date that is two years from the later of (i) the date such Call Warrant (or any predecessor Call Warrant) was acquired from the Trust or (ii) the date such Call Warrant (or any predecessor Call Warrant) was last acquired from an "affiliate" of the Trust within the meaning of Rule 144.

        Each of (i) the holder of these Call Warrants, by its acceptance hereof, and (ii) the Warrant Agent agrees that it shall not have any recourse to the Underlying Securities.

                                        U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, not in its
                                            individual capacity but
                                            solely as Trustee and
                                            Authenticating Agent

                                        By:
                                           ------------------------------------
                                            Authorized Signatory

                                        U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, as Warrant Agent

                                        By:
                                           ------------------------------------
                                            Authorized Signatory

                                                                       Exhibit I

                               FORM OF CALL NOTICE

To: STRATS(SM) Trust for [______________] Securities, Series [____-__] U.S. Bank Trust National Association, as Trustee
        100 Wall Street, Suite 1600
        New York, New York 10005
        Attention: Corporate Trust

        The undersigned registered holder of [__] [or if different, insert the number of unexercised warrants held by the undersigned] Call Warrants, hereby gives notice by registered or certified mail, return receipt requested or by a nationally recognized overnight courier, postage prepaid, and in accordance with the terms of the Call Warrants, hereby and irrevocably elects that it will exercise [__] [or if different, insert the number of unexercised warrants held by the undersigned to be exercised] Call Warrants on [__________], [20__] (the "Warrant Exercise Date"), such date being not less than 10 or more than 60 days prior to the date this notice is delivered to the Warrant Agent at the above address, and agrees that on or prior to the Warrant Exercise Date it will deliver payment of $[________] therefor. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof.

Dated:

        (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

        (Street Address)
        (City) (State) (Zip Code)

                                                                      Exhibit II

                              FORM OF SUBSCRIPTION

              [To be executed only upon exercise of Call Warrants]

To:     STRATS(SM) Trust for [_______________] Securities, Series [____-__]

        U.S. Bank Trust National Association, as Trustee
        100 Wall Street, Suite 1600
        New York, New York 10005
        Attention: Corporate Trust

        The undersigned registered holder of _____ [Insert the number of unexercised warrants held by the undersigned] Call Warrants, having previously given notice thereof in accordance with the terms of the Call Warrants, hereby irrevocably exercises ____ [insert the number of warrants to be exercised] Call Warrant(s) for, and purchases pursuant thereto, the Called Underlying Securities receivable upon such exercise, and herewith makes payment of $[____] per exercised Call Warrant therefor, and requests that such Called Underlying Securities be transferred to [insert information required for transfer of Called Underlying Securities]. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section I.1 of the Call Warrants.

Dated:

        (Signature must conform in all respects to name of holder as specified on the face of Warrant)

        (Street Address)
        (City)(State)(Zip Code)

                                                                     Exhibit III

                            FORM OF INVESTMENT LETTER

                          QUALIFIED INSTITUTIONAL BUYER

Dated:                                                         [_______________]

U.S. Bank Trust National Association,
100 Wall Street
New York, New York  10005

Synthetic Fixed-Income Securities, Inc.
301 S. College St.
Charlotte, North Carolina  28288-0630

Ladies and Gentlemen:

        In connection with our proposed purchase of [insert number] of the Call Warrants dated _______________, issued with respect to $_______________ principal amount of _______________ ___% Debentures due _______________, CUSIP _______________, (the "Call Warrants"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

        (1) The Purchaser has received a copy of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Trustor, concerning the terms and conditions of the Call Warrants. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Call Warrants. The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Trustor or the Trustee referred to above or any of their affiliates. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

        (2) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and
(B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

        (3) The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it decides to resell, pledge or otherwise transfer the Call Warrants, such Call Warrants may be resold, pledged or transferred without registration only to an entity that has delivered to the Trustor and the Trustee a certification in the form of this letter. The Purchaser understands that (i) any transference of the Call Warrants must be to an entity that the Purchaser reasonably believes to be a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each subsequent holder will be required to, notify any purchaser of the Call Warrants from it of the resale restrictions referred to herein.

        (4) The Purchaser understands that the Call Warrants will bear a legend to the following effect, unless otherwise agreed by the Trustor and the Trustee:

        "THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION."

        (5) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange the Call Warrants, it will not transfer or exchange the Call Warrants unless such transfer or exchange is in accordance with Section 3.2 of the Warrant Agent Agreement. The Purchaser understands that any purported transfer of the Call Warrants in contravention of any of the restrictions and conditions in the Warrant Agent Agreement, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrant Holder.

        (6) The Purchaser understands that the Call Warrants may be transferred in minimum amounts equal to $500,000 initial amount, and in increments of $1,000 in excess thereof.

        You and the Warrant Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:


                                           Registration Information:

                               FORM OF ASSIGNMENT

           [To be executed only upon transfer of these Call Warrants]

        For value received, the undersigned registered holder of these Call Warrants hereby sells, assigns and transfers unto ______ [insert number] of the Call Warrants to purchase Underlying Securities to which these Call Warrants relate, and appoints an Attorney to make such transfer on the books of the Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

        (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

        (Street Address)
        (City State) (Zip Code)

Signed in the presence of:

                                                                       Exhibit E

                            FORM OF INVESTMENT LETTER

                          QUALIFIED INSTITUTIONAL BUYER

                                                       Dated:  [_______________]

U.S. Bank Trust National Association,
100 Wall Street
New York, New York 10005

Synthetic Fixed-Income Securities, Inc.
301 S. College St.
Charlotte, North Carolina  28288-0630

Ladies and Gentlemen:

        In connection with our proposed purchase of [insert number] of the ___% Class A-2 Certificates of STRATS(SM) TRUST FOR [_________________________] SECURITIES, SERIES 200_-_, CUSIP _______________, (the "Certificates"), issued pursuant to the STRATS(SM) SERIES SUPPLEMENT 200_-_, dated as of ________-, 200_ to the Base Trust Agreement (the "Series Supplement"), between the above Trustor and Trustee (capitalized terms used and not defined herein having the meanings ascribed pursuant to the Series Supplement), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

        (1) The Purchaser has received a copy of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Trustor, concerning the terms and conditions of the Certificates. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Certificates. The Purchaser represents that in making its investment decision to acquire the Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Trustor or the Trustee referred to above or any of their affiliates. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.

        (2) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and
(B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

        (3) The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it decides to resell, pledge or otherwise transfer the Certificates, such Certificates may be resold, pledged or transferred without registration only to an entity that has delivered to the Trustor and the Trustee a certification in the form of this letter. The Purchaser understands that (i) any transference of the Certificates must be to an entity that the Purchaser reasonably believes to be a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each subsequent holder will be required to, notify any purchaser of the Certificates from it of the resale restrictions referred to herein.

        The Purchaser hereby agrees that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, to treat the Trust as a grantor trust, unless otherwise required by appropriate tax authorities, and failing that, as a partnership (other than a publicly traded partnership taxable as a corporation) and, in any event, shall not treat the Trust as a corporation, unless so required by appropriate tax authorities. The Purchaser agrees to report its respective share of the items of income, deductions, and credits of the Trust on its respective returns (making such elections as to individual items as may be appropriate) in accordance with Treasury Regulations Section 1.761-2(b) (the "761 Election") and in a manner consistent with the complete exclusion of the Trust from subchapter K of the Code.

        The Purchaser by acceptance of its Certificate (or its beneficial interest therein) agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with the characterization indicated above.

        (4) The Purchaser understands that the Class A-2 Certificates may not be acquired by, on behalf of, or with plan assets of and represents that it is not and is not investing on behalf of or with plan asset of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) that is subject to Title I of ERISA, Section 4975 of the Code, or any substantially similar federal, state, or local law.

        (5) The Purchaser understands that the Certificates will bear a legend to the following effect, unless otherwise agreed by the Trustor and the Trustee:

        "THESE CLASS A-2 CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CLASS A-2 CERTIFICATES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CLASS A-2 CERTIFICATES INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CLASS A-2 CERTIFICATES SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) AND (B) ACQUIRING THE CLASS A-2 CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

        "THESE CLASS A-2 CERTIFICATES MAY NOT BE ACQUIRED BY OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) OR A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE) THAT IS SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE, OR ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE, OR LOCAL LAW, AND EACH TRANSFEREE SHALL BE REQUIRED TO DELIVER TO THE TRUSTEE A REPRESENTATION THAT ITS ACQUISITION OF THE CLASS A-2 CERTIFICATE DOES NOT VIOLATE THE FOREGOING RESTRICTION."

        (6) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange the Certificates, it will not transfer or exchange the Certificates unless such transfer or exchange is in accordance with Section 35 of the Series Supplement. The Purchaser understands that any purported transfer of the Certificates in contravention of any of the restrictions and conditions in the Series Supplement, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder.

        (7) The Purchaser understands that the Certificates may be transferred in minimum amounts equal to $500,000 initial Notional Amount and in increments of $1,000 in excess thereof.

        You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                            Registration Information:

                                                                       EXHIBIT F

                           RELEVANT SERVICING CRITERIA

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Trustee or the Administrative Agent, as applicable, shall address, at a minimum, the criteria identified below as applicable to the Trustee or the Administrative Agent:

                                            SERVICING CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Trustee/Administrative
     Reference                                     Criteria                                  Agent Responsibilities
--------------------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations

                     Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the
1122(d)(1)(i)        transaction agreements.

                     If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)       activities.                                                                         X

                     Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)      back-up servicer for the mortgage loans are maintained.

                     A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                     throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of the                       X
1122(d)(1)(iv)       transaction agreements.

                                      Cash Collection and Administration

                     Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
1122(d)(2)(i)        agreements.                                                                         X

                     Disbursements made via wire transfer on behalf of an obligor or to                  X
1122(d)(2)(ii)       an investor are made only by authorized personnel.

                     Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified
1122(d)(2)(iii)      in the transaction agreements.

                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with                        X
                     respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.

                     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign                           X
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)        Exchange Act.

                     Unissued checks are safeguarded so as to prevent unauthorized                       X
1122(d)(2)(vi)       access.

                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the
                     transaction agreements; (C) reviewed and approved by                                X
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of X X their original
                     identification, or such other number of days specified in
1122(d)(2)(vii)      the transaction agreements.

                                      Investor Remittances and Reporting

                     Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in
                     the transaction agreements; (B) provide information                                 X
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
1122(d)(3)(i)        Servicer.

                     Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other
1122(d)(3)(ii)       terms set forth in the transaction agreements.                                      X

                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of                    X
1122(d)(3)(iii)      days specified in the transaction agreements.

                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                       X
1122(d)(3)(iv)       statements.

                                          Pool Asset Administration

                     Collateral or security on pool assets is maintained as required
1122(d)(4)(i)        by the transaction agreements or related pool asset documents.

                     Pool asset and related documents are safeguarded as required by the                 X
1122(d)(4)(ii)       transaction agreements

                     Any additions, removals or substitutions to the pool asset  pool are made, reviewed and approved in accordance with any conditions or
1122(d)(4)(iii)      requirements in the transaction agreements.                                         X

                     Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
1122(d)(4)(iv)       (e.g., escrow) in accordance with the related pool asset documents.                 X

                     The Reporting Servicer's records regarding the pool assets agree with the Reporting Servicer's records with respect to an obligor's unpaid
1122(d)(4)(v)        principal balance.                                                                  X

                     Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)       agreements and related pool asset documents.

                     Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established
1122(d)(4)(vii)      by the transaction agreements.                                                      X

                     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis,
                     or such other period specified in the transaction agreements, and                   X
                     describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)     or unemployment).

                     Adjustments to interest rates or rates of return for pool assets with
1122(d)(4)(ix)       variable rates are computed based on the related pool asset documents.

                     Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in
1122(d)(4)(x)        the transaction agreements.

                     Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such
1122(d)(4)(xi)       other number of days specified in the transaction agreements.

                     Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the
1122(d)(4)(xii)      obligor's error or omission.

                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or
1122(d)(4)(xiii)     such other number of days specified in the transaction agreements.

                     Delinquencies, charge-offs and uncollectible accounts are recognized
1122(d)(4)(xiv)      and recorded in accordance with the transaction agreements.

                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.


U.S. BANK TRUST NATIONAL ASSOCIATION

Date:
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By:
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Name:
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Title:
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